UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2006

Date of reporting period: February 28, 2006

Item 1. Report to Stockholders.

Annual Report

THE APPLETON

GROUP PLUS FUND

February 28, 2006

Investment Advisor

The Appleton Group, LLC

100 West Lawrence Street

Appleton, WI 54911

Phone: 1-866-993-7767

www.appletongrouponline.com

LETTER TO SHAREHOLDERS

Dear Shareholders:

Greetings from The Appleton Group, advisor to The Appleton Group PLUS Fund.

The past twelve months proved to be a period of tremendous accomplishment for The Appleton Group, most notably the launch of The Appleton Group Funds in May of 2005. We believe our entry into the no-load mutual fund arena is the first ever in northeast Wisconsin, and we continue to receive excellent support from both the local investment community and local media. The Appleton Group has been the focus of numerous press and radio events, most notably having been featured on the January 24th cover of Marketplace Magazine™. As our reach into the community expands over the coming years, we strive to be a leader in the financial services community of Northeast Wisconsin.

The Appleton Group PLUS Fund continues to grow in size, a result of both meaningful appreciation of the underlying investments and as a result of additional dollars being invested into the Fund by shareholders. As of February 28, 2006 The Appleton Group PLUS Fund had total assets of approximately $15.3 million.

As advisor to The Appleton Group PLUS Fund, we pledge our best efforts to balance shareholders’ desire to participate in U.S. market gains while at the same time managing the risk of sustained market declines. We believe balancing risk with reward can lead not only to significant gains over time, but can also help to make those gains more sustainable.

As we continue our service to you, we welcome your feedback in helping us to find ways to better serve you in the many years ahead. Our door is always open to you, and we invite you to visit our offices in downtown Appleton, Wisconsin to share a cup of coffee. Here’s to a prosperous and productive 2006!

Sincerely,

Mark C. Scheffler

Senior Portfolio Manager, Founder

The Appleton Group, LLC

Please refer to the following page for important disclosure information.

Because the Funds are “fund of funds”, the cost of investing in each Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which they invest. By investing in the Funds, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. These risks include, but are not limited to, risks involved with short selling and investments in ETFs, fixed income securities, technology, smaller capitalization companies and lower rated securities.

Mutual Fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus. While the funds are no-load, management and distribution fees and other expenses still apply.

The Appleton Group Funds are distributed by Quasar Distributors, LLC.

THE APPLETON GROUP PLUS FUND

Management Review

During the course of the past year, the overall market environment has demonstrated considerably less momentum than it has over the past decade. While corporate earnings have been outstanding, the general lack of market direction has created an environment which requires patience, discipline and a continued focus on risk management. Over the past year The Appleton Group PLUS Fund has produced returns despite this range-bound environment. Since inception, The Appleton Group PLUS Fund has returned +4.98% compared to +11.97% for the S&P 500 and +11.11% for an 80%/20% mix of the S&P 500 and the Merrill Lynch High Yield Master Index. The difference in returns is primarily due to The Appleton Group PLUS Fund’s inherent risk management discipline, which is designed to produce long-lasting gains regardless of market conditions. As interest rates continue to climb amid fears over higher inflation, and as corporate earnings momentum slows, we believe our disciplined approach to asset allocation should continue to post returns for investors who seek long-term capital appreciation.

Sincerely,

Mark C. Scheffler

Senior Portfolio Manager, Founder

Past Performance does not guarantee future results.

Please refer to page 9 for index descriptions.

THE APPLETON GROUP PLUS FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/05–2/28/06).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within two months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

THE APPLETON GROUP PLUS FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	The Appleton Group PLUS Fund
	Beginning Account Value 9/1/05	Ending Account Value 2/28/06	Expenses Paid During Period 9/1/05–2/28/06*
Actual	$1,000.00	$1,010.40	$9.97
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

THE APPLETON GROUP PLUS FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track as well as the market as a whole.

	The Appleton Group PLUS Fund	S&P 500 Index	S&P 500 Index/ Merrill Lynch High Yield Master Index**
Six Months	1.04%	5.93%	5.12%

Cumulative Since Inception (5/2/05)	4.98%	11.97%	11.11%

**	The S&P 500 Index/Merrill Lynch High Yield Master Index represents a blend of the performance of the S&P 500 Index (80%) and the Merrill Lynch High Yield Master Index (20%).

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767. The Fund imposes a 1% redemption fee on shares held less than 2 months.

Continued

THE APPLETON GROUP PLUS FUND

Investment Highlights (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

THE APPLETON GROUP PLUS FUND	Portfolio of Investments

February 28, 2006

Ticker Symbol: AGPLX

	Shares	Market Value	% of Total
Exchange Traded Funds
DIAMONDS Trust, Series I	26,897	$2,957,056	19.5%
iShares Dow Jones Select Dividend Index Fund	23,367	1,480,066	9.8%
iShares Russell 2000 Growth Index Fund	24,440	1,858,662	12.3%
iShares Russell 2000 Value Index Fund	25,833	1,842,926	12.1%
Nasdaq-100 Index Tracking Stock	69,339	2,849,833	18.8%
SPDR Trust Series 1	17,131	2,196,708	14.5%

Total Exchange Traded Funds (Cost $12,745,195)		13,185,251	87.0%

Short-Term Investments
Investment Companies
AIM STIT-STIC Prime Portfolio—Institutional Class	550,000	550,000	3.6%
AIM STIT-Treasury Portfolio—Institutional Class	550,000	550,000	3.6%
Fidelity Institutional Government Portfolio—Class I	550,020	550,020	3.6%
Fidelity Institutional Money Market Portfolio—Select Class	416,290	416,290	2.8%

Total Short-Term Investments (Cost $2,066,310)		2,066,310	13.6%

Total Investments (Cost $14,811,505)		15,251,561	100.6%
Liabilities, less Other Assets		(87,324)	(0.6)%

Net Assets		$15,164,237	100.0%

See accompanying notes to the financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Assets and Liabilities

February 28, 2006
Assets
Investments, at value (cost $14,811,505)	$15,251,561
Dividend and interest receivable	11,284
Other assets	7,338

Total Assets	15,270,183

Liabilities
Payable for capital shares redeemed	37,188
Payable to Advisor	9,662
Payable to affiliates	29,012
Payable for distribution fees	2,517
Accrued expenses and other liabilities	27,567

Total Liabilities	105,946

Net Assets	$15,164,237

Net Assets Consist Of:
Paid-in capital	$15,005,295
Accumulated net realized loss	(281,114)
Net unrealized appreciation on investments	440,056

Net Assets	$15,164,237

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,448,981

Net asset value, redemption price and offering price per share	$10.47

See accompanying notes to the financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Operations

For the Period Ended February 28, 2006 (1)
Investment Income
Interest income	$61,758
Dividend income	53,586

Total Investment Income	115,344

Expenses
Advisory fees	52,666
Administration fees	25,835
Transfer agent fees and expenses	23,989
Fund accounting fees	20,357
Audit and tax fees	18,500
Federal and state registration fees	17,368
Distribution fees	13,167
Custody fees	7,558
Reports to shareholders	5,887
Trustees’ fees and related expenses	3,959
Legal fees	2,800
Other expenses	2,874

Total Expenses	194,960
Less waivers and reimbursement by Advisor	(89,666)

Net Expenses	105,294

Net Investment Income	10,050

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from security transactions	(281,114)
Change in net unrealized appreciation/depreciation on investments	440,056

Net Realized and Unrealized Gain on Investments	158,942

Net Increase In Net Assets From Operations	$168,992

(1)	Fund commenced operations on May 2, 2005.

See accompanying notes to the financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Changes in Net Assets
Period Ended February 28, 2006 (1)
From Operations
Net investment income	$10,050
Net realized loss from security transactions	(281,114)
Change in net unrealized appreciation/depreciation on investments	440,056

Net increase in net assets from operations	168,992

From Distributions
Net investment income	(10,050)
Tax return of capital	(27,012)

Net decrease in net assets resulting from distributions paid	(37,062)

From Capital Share Transactions
Proceeds from shares sold	15,461,380
Net asset value of shares issued in reinvestment of distributions to shareholders	37,062
Payments for shares redeemed	(466,135)

Net increase in net assets from capital share transactions	15,032,307

Total increase in net assets	15,164,237

Net Assets:
Beginning of period	—

End of period	$15,164,237

Undistributed Net Investment Income	$0

(1)	Fund commenced operations on May 2, 2005.

See accompanying notes to the financial statements.

THE APPLETON GROUP PLUS FUND

Financial Highlights

For the Period Ended February 28, 2006(1) Per Share Data for a Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.01 (2)
Net realized and unrealized gain on investments	0.49

Total from investment operations	0.50

Less distributions paid:
From net investment income	(0.01)
From tax return of capital	(0.02)

Total distributions paid	(0.03)

Paid-in capital from redemption fees (Note 2)	— (3)

Net Asset Value, End of Period	$10.47

Total Return(4)	4.98%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$15,164
Ratio of expenses to average net assets(5)(6)(7)	2.00%
Ratio of net investment income to average net assets(5)(6)(7)	0.19%
Portfolio turnover rate(4)	167.15%

(1)	Fund commenced operations on May 2, 2005.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.
(3)	Less than one cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 3.70%, and the ratio of net investment loss to average net assets would have been (1.51)%, for the period ended February 28, 2006.
(6)	Annualized.
(7)	Does not include expenses of ETFs in which the Fund invests.

See accompanying notes to the financial statements.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements

February 28, 2006

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware business trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group PLUS Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on May 2, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by The Appleton Group, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund Values securities traded on a national securities exchange at their market value determined by their last sales price in the principal market in which these securities are normally traded. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the bid and asked prices. Securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value in accordance with procedures approved by the Board of Trustees.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

February 28, 2006

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the period ended February 28, 2006 was as follows:

Ordinary Income	Long-term Capital Gains	Return of Capital
$10,050	$ —	$27,012

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Reclassifications were recorded to decrease paid-in capital by $27,012 and increase undistributed net investment income by $27,012. These reclassifications had no effect on net assets or net asset value per share.

As of February 28, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$14,987,976

Gross tax unrealized appreciation	366,995
Gross tax unrealized depreciation	(103,410)

Net tax unrealized appreciation	263,585

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—

Other accumulated losses	(104,643)

Total accumulated earnings	$158,942

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

February 28, 2006

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At February 28, 2006, the Fund had a capital loss carryforward of $94,111.

At February 28, 2006 the Fund had a post-October capital loss of $10,532.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees in the amount of $480 were charged during the period for the Fund.

(f)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

February 28, 2006

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended February 28, 2006, expenses of $89,666 incurred by the Fund were waived by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(4)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended February 28, 2006, the Fund accrued expenses of $13,167, pursuant to the 12b-1 Plan.

(5)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended February 28, 2006 (1)
Shares sold	1,490,443
Shares issued to holders in reinvestment of distributions	3,612
Shares redeemed	(45,074)

Net increase	1,448,981

(1)	Fund commenced operations on May 2, 2005.

(6)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2006, were $21,266,654 and $8,240,345, respectively. For the period ended February 28, 2006, there were no purchases or sales of U.S. government securities for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Appleton Group PLUS Fund:

We have audited the accompanying statement of assets and liabilities of The Appleton Group PLUS Fund, one of the diversified series constituting Trust for Professional Managers (the “Fund”), including the schedule of investments, as of February 28, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 2, 2005 (commencement of operations) to February 28, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2005 (commencement of operations) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

April 14, 2006

THE APPLETON GROUP PLUS FUND

Additional Information (Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended February 28, 2006, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2006, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Information about Trustees

The Business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-866-993-7767.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers P.O. Box 1881 College of Business Administration Marquette University Milwaukee, WI 53201 Age: 50	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	4	Independent Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (2000–Present); Director, Flight Standards & Training (1990–1999).	4	Independent Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

THE APPLETON GROUP PLUS FUND

Additional Information (Unaudited), continued

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	4	Director/Trustee, Buffalo Funds (an open-end investment company with eight portfolios); Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

Michael R. McVoy W266 N2150 Cattail Ct. Pewaukee, WI 53072 Age: 47	Chief Compliance Officer	Indefinite Term; Since April 29, 2005	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002–present); General Counsel, U.S. Bancorp Fund Services, LLC (1986–present); Anti-Money Laundering Officer, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 26	Secretary	Indefinite Term; Since November 15, 2005	Legal Compliance Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Appleton Group PLUS Fund has adopted proxy voting policies and procedures that delegate to The Appleton Group, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of The Appleton Group PLUS Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THE APPLETON GROUP PLUS FUND

Investment Advisor	The Appleton Group, LLC 100 West Lawrence Street Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant has revised its code of ethics during the period covered by this report to provide that the audit committee of the Registrant has delegated to the Registrant’s Chief Compliance Officer the responsibility to oversee the day-to-day operation of the Registrant’s code of ethics, and other miscellaneous changes. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the last fiscal year1. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees and tax fees by the principal accountant.

FYE 2/28/2006
Audit Fees	15,500
Tax Fees	3,000

There were no audit-related fees billed in the last fiscal year for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the investment adviser if the engagement relates directly to the operations and financial reporting of

[1]	The Appleton Group PLUS Fund commenced operations on May 2, 2005.

the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the Registrant’s principal accountant for services to the Registrant and to the Registrant’s investment adviser for the last fiscal year.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through the filing of an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By  /s/ Joseph Neuberger

            Joseph Neuberger, President and Treasurer

Date  May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By  /s/ Joseph Neuberger

            Joseph Neuberger, President and Treasurer

Date  May 8, 2006